[TELIGENT, INC. LOGO APPEARS HERE]

                                                                     May 1, 2000


Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Teligent, Inc., we cordially invite you to attend the annual meeting of shareholders of Teligent. The meeting will be held at 1:00 p.m. eastern daylight time, on May 25, 2000, at the McLean Hilton located at 7920 Jones Branch Drive, McLean, Virginia. At the annual meeting, you will have the opportunity to meet with Teligent's management team and we will report to you on the Company's 1999 financial and operating performance.

         As you know, an important aspect of the annual meeting process is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

         Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying postage paid return envelope. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of Teligent and the enhancement of your investment. As Chairman of the Board of Directors and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                                   Very truly yours,



                                                   ALEX J. MANDL
                                                   Chairman of the Board and CEO

                                 TELIGENT, INC.

                          8065 Leesburg Pike, Suite 400

                             Vienna, Virginia 22182

                                 (703) 762-5100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 25, 2000

To Our Shareholders:

         The 2000 Annual Meeting of Shareholders of Teligent, Inc. will be held at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, on May 25, 2000, at 1:00 p.m. eastern daylight time, for the purpose of considering and acting upon the:

I.       Election of the Board of Directors of Teligent, Inc.;

II. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $.01 per share, from 200,000,000 to 500,000,000;

III. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock. ICG Communications, Inc. is an affiliate of Liberty Media Corporation, which is an "interested stockholder" of Teligent, Inc. for purposes of Section 203 under the Delaware General Corporation Law;

IV. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000;

V. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which ________ shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000; and

such other matters as may properly come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

         Shareholders of record at the close of business on April 24, 2000, are the shareholders entitled to vote at the annual meeting, and any adjournments thereof. A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the executive offices of Teligent during the ten days prior to the meeting as well as at the meeting.

         Your vote is very important. Please sign and date the enclosed proxy, and return it promptly in the enclosed envelope to ensure your representation at the annual meeting. The proxy will not be used if you attend and vote at the meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              LAURENCE E. HARRIS
                                              Corporate Secretary

Vienna, Virginia
May 1, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE TELIGENT THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 TELIGENT, INC.

                          8065 Leesburg Pike, Suite 400

                             Vienna, Virginia 22182

                                 (703) 762-5100

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 25, 2000

                              --------------------

         This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Teligent, Inc. ("Teligent" or the "Company") of proxies to be used at the annual meeting of shareholders of Teligent, to be held at the McLean Hilton, 7920 Jones Branch Drive, McLean,
Virginia, on May 25, 2000, at 1:00 p.m. eastern daylight time, and all adjournments of the meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to shareholders on or about May 1, 2000. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 also accompanies these materials.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At the annual meeting, shareholders are being asked to consider and vote upon the matters outlined in the accompanying Notice of Meeting, including:

         Proposal I.  Election of the Board of Directors of Teligent;

         Proposal II. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $.01 per share, from 200,000,000 to 500,000,000;

         Proposal III. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock. ICG Communications, Inc. is an affiliate of Liberty Media Corporation, which is an "interested stockholder" of Teligent, Inc. for purposes of Section 203 under the Delaware General Corporation Law;

         Proposal IV. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000; and

         Proposal V. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which ________ shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000.

The shareholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from shareholders.

Who is entitled to vote?

         The record date for the annual meeting is April 24, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. As of the date of this proxy statement, Teligent has Class A common stock, Class B common stock and Series A preferred stock outstanding. The outstanding Class B common stock consists of Class B-Series 2 and Class B-Series 3 common stock. All outstanding shares of Class B-Series 1 common stock have been converted to Class A common stock and, as a result, have been irrevocably cancelled and may not be reissued. The Class A common stock and Class B common stock are collectively referred to in this proxy statement as the "Common Stock" and together with the Series A preferred stock, the "Voting Stock."

         Except as otherwise required by law, or as described herein, the holders of shares of Voting Stock vote together as a single class on all matters presented to a vote of shareholders. Each registered holder of Common Stock is entitled to one vote per share, and each holder of Series A preferred stock is entitled to one vote per share of common stock into which the Series A preferred stock is convertible. At the close of business on the record date there were ___________ shares of Voting Stock outstanding, consisting of ______________ shares of Class A common stock, no shares of Class B-Series 1 common stock, ___________ shares of Class B-Series 2 common stock, ___________ shares of Class B-Series 3 common stock and, on a converted basis, Series A preferred stock equal to __________ shares of Class A common stock.

         Each registered holder of Voting Stock of record on April 24, 2000 is entitled to one vote per share on each matter to be voted on at the annual meeting, except as follows:

         1. The holders of Class A common stock shall not be entitled to vote on: (i) the election of directors nominated by the holders of the Class B common stock, and (ii) the election of the director nominated by Hicks, Muse, Tate & Furst Incorporated and certain of its affiliates, who are Series A preferred stock holders ("Hicks, Muse").

         2. The holders of any series of Class B common stock shall not be entitled to vote on: (i) the election of directors nominated by the holder of another series of Class B common stock, and
                  (ii) the election of the director nominated by Hicks, Muse.

         3. The holders of Series A preferred stock shall not be entitled to vote on: (i) the election of directors nominated by the holders of the Class B common stock, and (ii) for Series A preferred stockholders other than Hicks, Muse, the election of the director nominated by Hicks, Muse.

What if my shares are held in "street name" by a broker?

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes" if you do not give your broker instructions. The proposals relating to the election of directors (Proposal I) and the ratification of auditors (Proposal IV) are discretionary items. All of the remaining proposals are non-discretionary items.

How many shares must be present to hold the meeting?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Voting Stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

         If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

         1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States. If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

         2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Teligent Voting Stock on April 24, 2000, the record date for voting at the annual meeting.

Can I change my vote after I submit my proxy?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

o        signing another proxy with a later date;

o        giving  written  notice of the  revocation of your proxy to the
              Secretary of Teligent  prior to the annual meeting; or

o        voting in person at the annual meeting.

How does the Board of Directors recommend I vote on the proposals?

         Your Board recommends that you vote:

o        FOR election of each of the nominees to the Board of Directors (see page 6);

o        FOR the approval of the  amendment to  Teligent's  Certificate  of
              Incorporation to increase the number of authorized shares of Class A common stock (see page 22);

o        FOR the approval of the sale of 1,000,000  shares of Teligent  Class A common stock to a subsidiary of ICG Communications, Inc. (see page
              23);

o        FOR the  ratification of the appointment of Ernst & Young LLP as the
              Company's  independent  auditors (see page 25); and

o FOR the approval of the amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common and Class B-Series 3 common stock (see page 25).

What if I do not specify how my shares are to be voted?

         If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals set forth in this proxy statement.

Will any other business be conducted at the meeting?

         The Board of Directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

         The affirmative vote of a plurality of the votes cast on this matter is required to elect the eight nominees as directors. This means that the eight nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock?

         Approval of the amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 200,000,000 to 500,000,000 requires the affirmative vote of a majority of the shares of (i) Voting Stock and (ii) Class A common stock, each outstanding as of the record date.

How many votes are required to approve the sale by a  subsidiary  of the Company
of  1,000,000   shares  of  Class  A  common  stock  to  a  subsidiary   of  ICG
Communications, Inc.?

         Approval of the sale of 1,000,000 shares of Teligent Class A common stock to a subsidiary of ICG Communications, Inc. requires the affirmative vote of 66 2/3% of the shares of Voting Stock outstanding as of the record date which are not owned by Liberty Media Corporation or its affiliates.

How many votes are required to ratify the appointment of Teligent's independent auditors?

         The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares of Voting Stock present at the meeting in person or by proxy and entitled to vote as of the record date.

How many votes are required to approve the amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock and increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock?

         Approval of the proposal to amend Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 to 50,000,000 and increase the number of authorized shares of Class B-Series 3 common stock from 10,000,000 to 20,000,000 requires the affirmative vote of a majority of the shares of (i) Voting Stock and (ii) Class B common stock , each outstanding as of the record date.

How will abstentions be treated?

         If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal I. If you abstain from voting on a proposal for which this option is available, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

How will broker non-votes be treated?

         Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

         Proposal I. Broker non-votes will have no effect on the election of directors.

         Proposals II, III and V. Because approval of the amendments to the Company's Certificate of Incorporation will require a majority vote of the outstanding shares entitled to vote and the sale of Teligent Class A common stock to a subsidiary of ICG Communications, Inc. will require a two-thirds vote of the outstanding shares entitled to vote which are not owned by Liberty Media and its affiliates, a broker non-vote will have the same practical effect as a vote against these proposals.

         Proposal IV. Broker non-votes will not be counted in determining the number of shares necessary for the ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for approval of this proposal.

Who pays for the costs of soliciting proxies?

         Teligent will pay the costs of soliciting proxies. Teligent will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock and Series A preferred stock. Teligent has engaged Corporate Investors Communications, Inc. to assist with the solicitation of proxies at a cost of approximately $6,000 plus reasonable out of pocket expenses not expected to exceed $2,000. In addition to solicitation by mail, directors, officers and employees of Teligent may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Board of Directors consists of eight members who are elected annually to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified. Each director nominee is currently a director of Teligent. As set forth in the following table, of the eight director nominees to be elected at this annual meeting, five nominees will be elected by the holders of the Voting Stock (i.e., the Class A common stock, Class B common stock and the Series A preferred stock voting as a single class), one nominee will be elected by the holder of the Class B-Series 2 common stock, one nominee will be elected by the holder of the Class B-Series 3 common stock and one nominee will be elected by Hicks, Muse, holders of a portion of the shares of Series A preferred stock.

         Mr. Mikami and Dr. Singh were nominated for election as directors at this annual meeting by the holders of the Class B-Series 2 and Class B-Series 3 stock, respectively. Pursuant to our Certificate of Incorporation, until the number of shares held by holders of each series of the Class B common stock falls below certain ownership thresholds, each of these holders will have the right to elect a director to Teligent's Board of Directors. Mr. Hicks was nominated for election as a director at this annual meeting by Hicks, Muse pursuant to the terms of a stock purchase agreement dated November 4, 1999, between Teligent, Microsoft Corporation, certain affiliates of Hicks, Muse and other purchasers.

         Microwave Services, Inc., Teligent and the holders of all of the Class B common stock of Teligent, Telcom Ventures and NTT, are parties to a shareholders agreement pursuant to which they have agreed to vote for the election of Teligent's chief executive officer, currently Alex J. Mandl, as a director. In addition, Telcom-DTS Investors, L.L.C., Microwave Services, Inc., Liberty Media Corporation and Alex J. Mandl, our chairman and chief executive officer, are parties to a shareholders agreement dated as of January 13, 2000. As of the record date, these parties together own approximately 58.1% of the Voting Stock of Teligent. The January 2000 shareholders agreement provides that the parties thereto will vote their shares so that Teligent's Board of Directors shall consist of eight directors, three of whom will be nominees of Liberty Media and two of whom will be nominees of Telcom Ventures. Pursuant to the January 2000 shareholders agreement, Messrs. Berkman, Howard and Vogel are nominees of Liberty Media and Dr. Rajendra Singh and Ms. Neera Singh are nominees of Telcom Ventures.

         Except as disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

         Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

         The following tables set forth, with respect to each director nominee, his or her name, age, principal occupation and employment during the past five years, the year in which he or she first became a director of Teligent and directorships held in other companies. For additional information regarding the nominees, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," "MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS," "COMPENSATION INFORMATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

         The affirmative vote of a plurality of the votes cast for a director at the meeting is required to elect the eight nominees as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

--------------------------------------------------------------------------------
     NOMINEE       AGE    PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR

TO BE ELECTED BY HOLDERS OF CLASS A COMMON STOCK, CLASS B COMMON STOCK AND SERIES A PREFERRED STOCK

ALEX J. MANDL       56    Mr. Mandl has been Chairman and Chief  Executive
                          Officer of Teligent since September 1996. Prior to joining Teligent, Mr. Mandl served as President and Chief Operating Officer of AT&T and Executive Vice
                          President of AT&T and CEO of AT&T's Communications
                          Services Group (1993-1995). As President and Chief
                          Operating Officer, Mr. Mandl oversaw AT&T's operations including its long-distance, wireless and local communications services, in addition to its credit card and Internet businesses. As Chief Financial
                          Officer of AT&T from 1991 to 1993, Mr. Mandl directed
                          AT&T's financial strategy, policy and operations, and managed the acquisition of McCaw Cellular
                          Communications,  Inc. Earlier,  Mr. Mandl served as
                          Chairman and CEO of Sea-Land Services, Inc., an ocean transportation and distribution services company. Mr.
                          Mandl serves on the Boards of Directors of the Warner-Lambert Company, Dell Computer Corporation and Viasystems Group, Inc.

DAVID J. BERKMAN(1) 37    Mr. Berkman has been a director of Teligent  since its
                          inception  in March 1996.  He is the Managing  Partner
                          of the Associated Group,  LLC, a venture capital  firm
                          primarily  engaged  in  the  telecommunications  and
                          internet commerce  market  segments.   The  Associated
                          Group,  LLC  was  founded  by principals of The
                          Associated Group, Inc. ("Associated"), the former holder of the Class B-Series 1 common stock. From 1994 to January 2000, Mr. Berkman was Executive Vice
                          President and a member of the Board of Directors of Associated. Mr. Berkman serves on the Boards of Directors of Entercom Communications Corp., True
                          Position,  Inc.,  V-Span,  Inc., the Philadelphia
                          Regional Performing Arts Center and the Franklin
                          Institute.

--------------------------------------------------------------------------------
    NOMINEE        AGE    PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR

GARY HOWARD(2)      43    Mr.  Howard has been a director of  Teligent  since
                          January  2000 and is the chairperson of Teligent's
                          Compensation  Committee.  Mr. Howard has served as
                          Executive Vice President,  Chief Operating  Officer
                          and a director of Liberty Media  Corporation
                          ("Liberty  Media")  since July 1998.  Mr. Howard has
                          also served as Chief Executive Officer of TCI
                          Satellite Entertainment,  Inc. since December   1996.
                          Mr. Howard served as  Executive   Vice   President  of
                          Tele-Communications,  Inc.  from  December  1997  to
                          March 1999; as Chief Executive Officer, Chairman of the Board and a director of TV Guide, Inc.from June
                          1997 to March 1999;  and as President and Chief
                          Executive  Officer of TCI Ventures  Group,  LLC from
                          December  1997 to March 1999.  Mr.  Howard served as
                          President of TV Guide,  Inc.  from June 1997 to
                          September  1997; as President of TCI  Satellite
                          Entertainment,  Inc.  from February 1995 through
                          August 1997; as Senior Vice President of TCI
                          Communications,  Inc.  ("TCIC") from  October  1994 to
                          December  1996;  and as Vice  President  of TCIC from
                          December 1991 through October 1994. Mr. Howard is a director of TV Guide, Inc., Liberty Digital, Inc.
                          and TCI Satellite Entertainment, Inc.

NEERA SINGH(2)      41    Ms. Singh has been a director of Teligent  since
                          January  2000.  Ms. Singh is a co-founder of LCC
                          International, Inc. ("LCC"), a worldwide provider of wireless engineering, design and related services, which is an affiliate of Telcom Ventures L.L.C.
                          ("Telcom Ventures") and has been a director of LCC since its inception. Ms. Singh, together with her family, is one of the principal owners of Telcom
                          Ventures. Ms. Singh served as Vice President of LCC from its formation in 1983 to October 1991 and Executive Vice President from January 1994 until
                          September 1996.  Ms. Singh also served as
                          Co-Chairperson of LCC from January 1995 until
                          September  1996. Ms. Singh is a member of the  Members
                          Committee  of  Telcom  Ventures  and RF  Investors,
                          L.L.C. Ms. Singh is married to Dr. Rajendra Singh, who is also a director of the Company.

CARL VOGEL(1)       42    Mr.  Vogel has been a director of Teligent since April
                          2000. Mr. Vogel has served as Senior Vice President of
                          Liberty Media since  December 1999.  Mr. Vogel is also
                          the  Chief  Executive  Officer  of  Liberty  Satellite
                          and Technology,  a company  specifically  focused  on
                          investments  in  broadband delivery   technologies via
                          satellite worldwide. Mr. Vogel served as Executive
                          Vice  President/Chief  Operating  Officer of Field
                          Operations for AT&T  Broadband  & Internet  Services
                          from June 1999 until joining  Liberty Media. He served
                          as Chairman and Chief Executive  Officer of Primestar,
                          Inc. from June 1998 to June 1999.  From October  1997
                          to June 1998, Mr. Vogel was Chief Executive Officer of Star Choice Communications. From March 1994 to
                          March 1997, he served first as Executive Vice
                          President and Chief Operating Officer and later as President of EchoStar Communications Corporation. Mr.
                          Vogel  began his  career at  Arthur  Andersen  & Co.
                          and subsequently held several senior level financial and operating positions at Jones Intercable, Inc. Mr.
                          Vogel serves on the Boards of Directors of Astrolink
                          International, L.L.C. and Canadian Satellite
                          Communications.

--------------------------------------------------------------------------------
    NOMINEE          AGE  PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR

TO BE ELECTED SOLELY BY THE HOLDER OF THE CLASS B-SERIES 2 COMMON STOCK

DR. RAJENDRA SINGH(1) 45  Dr. Singh has been a director of Teligent  since its inception in March 1996 and is the chairperson of Teligent's Audit Committee. Since December 1993, Dr. Singh has served as Chairman of the Board and Chief Executive Officer of Telcom Ventures. Dr. Singh also served as President of Telcom Ventures through September 1997. Dr. Singh also serves as President and Treasurer of Digital Services Corporation, an affiliate of Telcom Ventures. Dr. Singh founded Telcom Ventures in 1993 and, together with his family, is one of the principal owners of that company. Since October 1998, Dr. Singh has served as Chairman of the Board and acting Chief Executive Officer of LCC, which he co-founded in 1983. Dr. Singh has created widely-used standards of system design and methodology in the cellular industry. Mr. Serves on the Boards of Directors of Aether Systems, Inc. and XM Satellite Radio Holdings, Inc.

TO BE ELECTED SOLELY BY THE HOLDER OF THE CLASS-B SERIES 3 COMMON STOCK


TETSURO MIKAMI(1)(2)  48  Mr. Mikami has been a director of Teligent since
                          November 1997. Since July 1999, Mr. Mikami has served as Vice President, IP Business Development, Global Business Division of NTT Communications Corporation. From January 1999 to June 1999, Mr. Mikami served as
                          Director,  Overseas  Carrier Business Group,   Global
                          Business   Division  of  Nippon   Telegraph  and
                          Telephone Corporation ("NTT"). From April 1993 to December 1998, Mr. Mikami served as General Manager, Business Solutions Group, Long Distance, of NTT. Mr. Mikami has been with NTT for over twenty years and has served in various senior management roles. He currently resides in Tokyo, Japan.

--------------------------------------------------------------------------------
    NOMINEE          AGE  PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR


TO BE ELECTED SOLELY BY HICKS, MUSE AND CERTAIN OF ITS AFFILIATES, THE HOLDERS OF CERTAIN SHARES OF THE SERIES A PREFERRED STOCK

THOMAS O.  HICKS(2)   54  Mr. Hicks has been a director of Teligent  since
                          December 1999. Mr. Hicks is Chairman  of the Board and
                          Chief  Executive  Officer of Hicks,  Muse,  Tate &
                          Furst Incorporated, a private investment firm formed in 1989 specializing in leveraged acquisitions and strategic investments. Mr. Hicks serves as Chairman and Director of AMFJ, Inc. and Triton Energy Limited.
                          Mr. Hicks serves as a Director of CCI Holdings,  Corp
                          Group Limited, DAC Vision, Inc., Home Interiors &
                          Gifts,  Inc.,  International  Home Foods,  MVS
                          Corporation, Sybron  International  Corporation,  Mumm
                          Periet Juet, Lamar  Advertising and Viasystems  Group,
                          Inc. He also serves on the Board of Directors  of Crow
                          Family  Holdings,  as  well  as  The  Chase  Manhattan
                          Corporation National Advisory Board. Mr. Hicks is also the Chairman of the Board and Owner of the Dallas
                          Stars Hockey Club, a National Hockey League member, as well as the Chairman and Owner of the Texas Rangers
                          Baseball  Club,  an  American League Baseball  member.
                          Prior to  forming  Hicks  Muse,  Mr. Hicks was
                          Co-Chairman and Co-Chief  Executive officer of Hicks &
                          Haas Incorporated from 1983 to May 1989.  From 1977 to
                          1983,  Mr. Hicks was  co-managing  partner of Summit
                          Partners, an investment firm. Before that, he was President of First Dallas Capital Corporation, the venture capital affiliate of First National Bank of Dallas, from 1974 to 1977.

-----------------------
(1)      Member of Teligent's Audit Committee.
(2)      Member of Teligent's Compensation Committee

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Does anyone own more than five percent of the Company's stock? How much stock do the Company's directors and executive officers own?

         The following table presents information regarding the beneficial ownership of Teligent Voting Stock as of April 24, 2000, by:

o persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding Voting Stock of Teligent;

o each director and director nominee of Teligent named in this proxy statement;

o each executive officer of Teligent named in the "Summary Compensation Table" appearing below and current executive officers of Teligent; and

o        all of the executive officers and directors of Teligent as a group.

         The persons named in the following table have sole voting power for all shares of Voting Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Teligent. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding Voting Stock of Teligent.

         The following table reflects the acquisition by Liberty Media Corporation of The Associated Group, Inc. on January 14, 2000. Prior to the merger, Associated held 21,436,689 shares of Class B-Series 1 common stock and was entitled, under the terms of Teligent's Certificate of Incorporation, to elect a majority of Teligent's directors. In the merger, the Class B-Series 1 common stock held by Associated was converted into a like number of shares of Class A common stock and, by virtue of such conversion, under the terms of our Certificate of Incorporation, Associated lost its right to elect a majority of Teligent's directors.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Voting Stock subject to outstanding options, warrants and convertible securities held by that person that are currently exercisable or exercisable within 60 days after April 24, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 24, 2000, there were ___________ shares of Teligent Voting Stock outstanding.

----------------- ----------------- -------------------------------- -----------
                    Class A Common       Class B Common Stock (2)
                        Stock (1)
----------------- ----------------- -------------------------------- -----------
----------------- --------- ------- ----------- --------- ---------- -----------
                  Shares    Percent Class B -   Class B -   Percent   Percentage
    Beneficial    Benefi-     Of    Series 2    Series 3      of       of Total
      Owners      cially     Class  Shares      Shares       Class      Voting
                  owned             Benefi-     Benefi-                  Stock
                                     cially      cially                   Out-
                                    Owned       Owned                  standing
----------------- --------- ------- ----------- ---------- ---------- ----------

Greater than 5 Percent Beneficial Owners

Liberty Media
 Corporation      _________   ____%    ---          ---        ---         ____%
  9197 South
   Peoria Street
  Englewood, CO
   80112
----------------- --------- ------- ----------- ---------- ---------- ----------

Telcom Ventures,
 L.L.C.              ---       ---    _________      ---       ____%       ____%
  200 N. Union
    Street, Suite 300
  Alexandria, VA 22201
----------------- --------- ------- ----------- ---------- ---------- ----------

Nippon Telegraph
 and Telephone       ---       ---       ---     _________     ____%        ___%
 Corporation
  Kowa Nishi-Shimbashi
   Bldg. -B
  14-1 Nishi-Shimbashi
   2-chome,
  Minato-ku, Tokyo
   105-0003
  Japan
----------------- --------- ------- ----------- ---------- ---------- ----------

Microsoft
 Corporation (3)  ________     ---       ---       ---          ---         ___%
  One Microsoft Way
  Building 8/2126
  Redmond, WA 98052

----------------- --------- ------- ----------- ---------- ---------- ----------

Hicks, Muse,
 Tate & Furst
 Incorporated
 (3)              ________     ---       ---       ---          ---         ___%
  200 Crescent
   Court, Suite 16
   Dallas, TX 75201
----------------- --------- ------- ----------- ---------- ---------- ----------

Current Directors and Director Nominees

----------------- --------- ------- ----------- ---------- ---------- ----------

Alex J. Mandl (4) ________     ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

David J. Berkman (5)________   ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Thomas O. Hicks (6) ________   ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Gary S. Howard (7)  ________   ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Tetsuro Mikami (8)  ________   ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Dr. Rajendra Singh (9)______   *      ________     ___%        ___%         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Neera Singh (10)      ______   *      ________     ___%        ___%         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Carl Vogel          ________   ---       ---       ---          ---         ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Executive Officers Who Are Not Directors

----------------- --------- ------- ----------- ---------- ---------- ----------

Kirby G. Pickle,
  Jr. (11)        _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Laurence E.
 Harris (12)      _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Steven F.
 Bell (13)        _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Abraham L.
 Morris (14)      _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Cindy L.
 Tallent (15)     _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

Directors and
executive officers
of Teligent as a
group (13 persons)
(16)              _________   ---       ---       ---          ---          ___%
----------------- --------- ------- ----------- ---------- ---------- ----------

(1)      Includes the Series A preferred stock on an as-converted basis.

(2) Each share of Class B common stock is convertible at any time, at the option of the registered holders thereof, into one fully paid and nonassessable share of Class A common stock. Teligent has granted the registered holders of the shares of Class B common stock rights to have its shares of Class B common stock, which have been or are convertible into shares of Class A common stock, registered under the Securities Act of 1933.

(3) Represents the number of shares of Class A common stock issuable upon conversion of the Series A preferred stock held by such person or entity.

(4) Includes ________ shares of Class A common stock issuable upon exercise of Mr. Mandl's stock options. Also includes ________ shares of Class A common stock held by Mr. Mandl's wife.

(5) All ________ shares of Class A common stock reported are issuable upon exercise of David J. Berkman's stock options.

(6) Includes ________ shares of Class A common stock issuable upon conversion of ________ shares of Series A preferred stock acquired by various funds controlled by Hicks, Muse (see Note 3 above). Mr. Hicks is the chief executive officer of Hicks, Muse and sole member and manager of Fund IV LLC, which is sole general partner of Hicks GP Partners, which is the sole general partner of HM4/GP Partners, which is the sole general partner of each of Equity L.P. and Private L.P. Equity L.P. is the sole member of Qualified LLC, and Private L.P. is the sole member of Private LLC. Hicks GP Partners is also the sole general partner of each of 4-SBS L.P. and 4-E.Q. L.P. 4-SBS L.P. is the sole member of 4-SBS LLC, and 4-EQ L.P. is the sole member of 4-EQ LLC. Mr. Hicks is also the sole member of Fund IV Cayman LLC, which is the sole general partner of GP Cayman L.P., which is the sole general partner of HM Equity C.V., which is the sole general partner of PG-IV C.V. PG-IV C.V. is the sole member of PG-IV LLC. Mr. Hicks is also the sole member of Bridge Partners LLC, which is the sole general partner of Bridge Partners L.P., which is the sole member of Bridge LLC. Mr. Hicks expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interests in such shares.

(7) Does not include ________ shares of Class A common stock held of record by Microwave Services, Inc., an entity controlled by Liberty AGI, Inc. Mr. Howard is a director and an executive officer of both Microwave Services and Liberty AGI, Inc. Mr. Howard expressly disclaims beneficial ownership of any shares held by Microwave Services, Inc.

(8) Does not include ________ shares of Class B common stock reported as beneficially owned by Nippon Telegraph and Telephone Corporation. As a Director, Overseas Carrier Business Group, Global Business Division of Nippon Telegraph and Telephone Corporation, Tetsuro Mikami may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Nippon Telegraph and Telephone Corporation.

(9) All ________ shares of Class A common stock reported are issuable upon exercise of Dr. Singh's stock options. Also includes ________ shares of Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. All such Class B shares are held by Telcom-DTS Investors, L.L.C. Dr. Singh (a) owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc., and (b) is the spouse of Ms. Singh, a director of Teligent, who owns or has the power to vote the remaining voting shares of Cherrywood Holdings, Inc. Cherrywood Holdings, Inc. owns 75% of the voting securities of Telcom Ventures, L.L.C., which is turn owns approximately 98% of the voting securities of Telcom-DTS Investors, L.L.C. As the Chief Executive Officer, a Director and, together with members of his family, the principal owners of Telcom Ventures, L.L.C. Dr. Singh may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C. Dr. Singh disclaims beneficial ownership in any shares not owned by him.

(10) All ________ shares of Class A common stock reported are issuable upon exercise of Dr. Singh's stock options referred to in Note 9 above. Also includes ________ shares of Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. All such Class B shares are held by Telcom-DTS Investors, L.L.C. Ms. Singh (a) owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc.,
         (b) is a co-trustee of two trusts owning an aggregate of approximately 21% of the voting shares of Cherrywood Holdings, Inc. and (c) is the spouse of Dr. Singh, a director of Teligent, who owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc. Cherrywood Holdings, Inc. owns 75% of the voting securities of Telcom Ventures, L.L.C., which is turn owns approximately 98% of the voting securities of Telcom-DTS Investors, L.L.C. Together with members of her family, as a principal owner of Telcom Ventures, L.L.C., Ms. Singh may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C. Ms. Singh disclaims beneficial ownership in any shares not owned by her.

(11) Includes ________ shares of Class A common stock issuable upon exercise of Mr. Pickle's stock options.

(12) Includes ________ shares of Class A common stock issuable upon exercise of Mr. Harris' stock options.

(13) Includes ________ shares of Class A common stock issuable upon exercise of Mr. Bell's stock options.

(14) Includes ________ shares of Class A common stock issuable upon exercise of Mr. Morris' stock options. As of February 24, 2000, Mr. Morris, was no longer an officer of Teligent.

(15) Includes ________ shares of Class A common stock issuable upon exercise of Ms. Tallent's stock options. Also includes ________ shares of Class A common stock held by Ms. Tallent's husband. Ms. Tallent assumed the position of Senior Vice President and acting Chief Financial Officer in February 2000.

(16) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. Also includes ________ shares of Class A common stock issuable upon exercise of stock options held by all directors and executive officers as a group and Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. Does not include the shares of Class B common stock reported as beneficially owned by Nippon Telegraph and Telephone.

Who are the Executive Officers?

         Alex J. Mandl, age 56, (see "PROPOSAL 1 - ELECTION OF DIRECTORS" above).

         Kirby G. Pickle, Jr., age 43, has served as President and Chief Operating Officer since February 1997. Prior to joining Teligent, Mr. Pickle served as Executive Vice President of MFS Communications Company, Inc. and President and Chief Operating Officer of one of its subsidiaries, UUNET Technologies, Inc. Earlier, as President and COO of MFS Intelenet, Inc., Mr. Pickle managed three businesses that generated a majority of MFS' revenues. Prior to his service for MFS, Mr. Pickle was a Vice President at US Sprint (now known as Sprint), a regional sales manager for MCI Communications Corporation, Inc. and held various management positions at AT&T.

         Laurence E. Harris, age 64, has been Senior Vice President and General Counsel since December 1996. Prior to joining the Company, Mr. Harris served as Senior Vice President of Law and Public Policy for MCI Communications Corporation. Earlier, Mr. Harris was President and Chief Operating Officer of Metromedia Telecommunications, Inc. and CRICO Communications, a privately-held paging company. Mr. Harris also served as chief of the FCC's Mass Media Bureau where he was responsible for regulation and policy for cable, television and radio broadcasting. Mr. Harris was also responsible for regulatory and antitrust activities at MCI before serving at the FCC.

         Steven F. Bell, age 50, assumed the position of Senior Vice President for Human Resources in April 1997. Prior to joining Teligent, Mr. Bell served as Vice President for Human Resources and Organization Development at COMSAT Corporation where he was responsible for executive and staff recruitment and development at the 4,000-employee satellite communications company. Earlier, Mr. Bell was Vice President, Human Resources for the worldwide technologies division of American Express Corporation.

         Cindy L. Tallent, age 42, joined Teligent in September 1997, and assumed the position of acting Chief Financial Officer in February 2000.
Previously, Ms. Tallent served as the Company's Senior Vice President and Controller. Before joining Teligent, Ms. Tallent served as Senior Vice President of Finance for Global TeleSystems Group, Inc., an independent operator and developer of telecommunications service companies in Europe and Asia. Between 1992 and 1995, Ms. Tallent was Vice President for Finance at GTE Spacenet Corp. Before joining GTE Spacenet, Ms. Tallent held positions at The BDM Corporation and at Price Waterhouse in Washington, DC.

               MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

How often did the Board of Directors meet during 1999?

         For the year ended December 31, 1999, the Board of Directors met ten times. During 1999, no incumbent director of Teligent attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

Are there any Board committees?

         Teligent's Board of Directors has a standing Audit Committee and Compensation Committee. The Audit Committee reviews the scope and approach of the annual audit, the annual financial statements and the auditors' report thereon and the auditors' comments relative to the adequacy of Teligent's system of internal controls and accounting systems. The Audit Committee also recommends to the Board of Directors the appointment of independent public accountants for the following year. The Audit Committee met once in 1999. The members of the Audit Committee are Directors Dr. Rajendra Singh (chairperson), David Berkman, Tetsuro Mikami and Carl Vogel.

         The Compensation Committee reviews management compensation levels and provides recommendations to the Board of Directors regarding salaries and other compensation for Teligent's executive officers, including bonuses and incentive programs. The Compensation Committee met once in 1999. The members of the Compensation Committee are Directors Gary Howard (chairperson), Thomas Hicks, Tetsuro Mikami and Neera Singh.

How are Board members nominated?

         Shareholders may nominate directors to be elected to the Board of Directors at any annual meeting of shareholders or any special meeting of shareholders called for the purpose of electing directors. In order to make such a nomination, the shareholder must (i) be a record holder of shares on the date notice is given as provided for in Teligent's bylaws and on the record date for the determination of shareholders entitled to vote at such meeting, (ii) be entitled to vote for the election of such director(s) and (iii) comply with the notice procedures set forth in Teligent's bylaws.

Is there a due date for shareholder nominations?

         Notice of a shareholder's nomination(s) must be delivered to or mailed and received by the Company's Secretary at its principal executive offices: (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs. Shareholders may request a copy of Teligent's bylaws at no cost, by writing or telephoning the Company.

                            COMPENSATION INFORMATION

How are directors compensated?

         Directors are not paid any fees for serving on Teligent's Board of Directors or any of its committees. Directors are not reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to serving on, the Board of Directors and any of its committees. Teligent may consider adopting compensation arrangements for its directors. See " --Compensation Committee Interlocks and Insider Participation" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

Summary Compensation Table

         The following table sets forth information concerning the compensation paid or granted to Teligent's Chief Executive Officer and the four other highest paid executive officers during 1999 (collectively, the "Executive Officers"). Each of the Executive Officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. Except as otherwise indicated in the table, the aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

--------------------------------------------------------------------------------
                                                         Long Term
                                                        Compensation
                                  Annual Compensation      Awards
-------------------------------- ----------------------- ----------- -----------
                                                         Securities
                                                         Underlying      All
                                                           Options      Other
Name and Principal                 Salary       Bonus       /SARs   Compensation
      Position             Year      ($)         ($)         (#)         ($)
-----------------------  ------- ----------- ----------- ----------- -----------

 Alex J. Mandl             1999    $500,000   $600,000        ---    $  5,000(1)
   Chairman of the Board   1998     500,000    500,000        ---         4,800
    and Chief Executive    1997     500,000    500,000  6,009,732(2)  3,988,270
    Officer

-----------------------  ------- ----------- ----------- ----------- -----------

 Kirby G. Pickle, Jr.      1999     $394,231   $350,000       ---      $5,000(1)
   President and Chief     1998      350,000    275,000       ---         4,800
   Operating Officer       1997      329,808    250,000  1,011,101(2)   192,081

-----------------------  ------- ----------- ----------- ----------- -----------

 Laurence E. Harris        1999     $303,269   $160,000       ---      $5,000(1)
   Senior Vice President,  1998      287,692    150,000       ---         4,800
   General Counsel and     1997      275,000    150,000   606,661(2)      4,750
   Assistant Secretary

-----------------------  ------- ----------- ----------- ----------- -----------

 Abraham L. Morris(3)      1999     $301,538   $160,000       ---   $275,873 (4)
   Senior Vice President,  1998      271,914    150,000       ---       510,560
   Chief Financial Officer 1997      179,808    125,000    606,661(2)       ---
   and Treasurer
-----------------------  ------- ----------- ----------- ----------- -----------

 Steven F. Bell            1999     $263,269   $150,000       ---    $377,156(5)
   Senior Vice President   1998      246,154    120,000       ---       396,114
   for Human Resources     1997      164,423    100,000    404,440(2      3,375
--------------------------------------------------------------------------------

(1) Represents Teligent's contribution to its 401(k) Savings Plan on behalf of the Executive Officers.

(2) Consists of Company Appreciation Rights ("CARs") which were converted on November 21, 1997 (the date of Teligent's initial public offering) to options to purchase shares of Teligent's Class A common stock.

(3) Effective February 24, 2000, Mr. Morris is no longer an officer of the Company.

(4) Consists of a $5,000 contribution by Teligent to its 401(k) Savings Plan on behalf of Mr. Morris as well as loan forgiveness in the amount of $270,873.

(5) Consists of a $5,000 contribution by Teligent to its 401(k) Savings Plan on behalf of Mr. Bell as well as loan forgiveness in the amount of $372,156.

Option/SAR Grants in Last Fiscal Year

         None of the Executive Officers were granted stock options or stock appreciation rights ("SARs") by Teligent during 1999.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         The following table summarizes for each of the Executive Officers certain information relating to stock options exercised by him during the fiscal year ended December 31, 1999 and the value of any unexercised options at fiscal year-end. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1999, which was $61.75 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Teligent Class A common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those that have not yet vested.

--------------------------------------------------------------------------------
              Shares              Number of Securities     Value of Unexercised
             Acquired    Value         Underlying             In-the-money
            on Exercise Realized   Unexercised Options         Options at
   Name         (#)       ($)         at FY-End (#)            FY-End ($)
------------- ------- ---------- ---------- ---------- ------------ ------------
                                 Exercisable  Unexer-   Exercisable    Unexer-
                                              cisable                   cisable
------------- ------- ---------- ---------- ---------- ------------ ------------
Alex J. Mandl    -         -      3,004,866  3,004,866 $174,237,155 $174,237,155
------------- ------- ---------- ---------- ---------- ------------ ------------
Kirby G.
  Pickle, Jr. 100,000 $5,069,880    304,440    606,661   16,814,221   33,505,887
------------- ------- ---------- ---------- ---------- ------------ ------------
Laurence E.
  Harris      180,000  8,678,512    183,996    242,665   10,162,099   13,402,388
------------- ------- ---------- ---------- ---------- ------------ ------------
Abraham L.
 Morris          -         -        242,664    363,997   13,402,333   20,103,554
------------- ------- ---------- ---------- ---------- ------------ ------------
Steven F. Bell 80,888  3,865,310     80,888    242,664    4,467,444   13,402,333
--------------------------------------------------------------------------------

Employment Agreement

         Mr. Mandl and Teligent entered into an employment agreement which took effect September 1, 1996 and expires on September 1, 2002, unless further extended pursuant to its terms. Under his employment agreement, Mr. Mandl is entitled to a minimum salary of $500,000 per year, which after August 31, 1998 may be increased at the discretion of the Board of Directors. Mr. Mandl is also entitled to an annual bonus of $500,000 through December 31, 1999. After December 31, 1999, the amount of bonus paid to Mr. Mandl will be subject to the Board of Directors' discretion. Commencing September 1, 1999, Mr. Mandl is entitled to participate in all of Teligent's executive compensation plans, excluding stock-based incentive plans. The employment agreement prohibits disclosure by Mr. Mandl of any Company confidential information at any time. In addition, while Mr. Mandl is employed by Teligent and for two years thereafter, he is prohibited from engaging or significantly investing in competing business activities and from soliciting any Company employee to be employed elsewhere.

         In accordance with his employment agreement, Mr. Mandl received loans from two of the holders of the Class B common stock totaling $15 million. These loans were assigned to Teligent by the two holders of the Class B common stock in November 1998. These loans are automatically forgiven (i) twenty percent after the first year of employment and eighty percent after the fifth year of employment, (ii) upon the termination of his employment by him for good reason or by the Company without cause, or (iii) upon his death or disability. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS-Mandl Loans" below. Under his employment agreement, Mr. Mandl will also receive a $5 million payment upon the expiration of the fifth year of his employment. Under limited circumstances as set forth in Mr. Mandl's employment agreement, the $5 million may be paid to him earlier than the expiration of the fifth year of his employment. In addition, the $5 million payment may be reduced as a result of early termination of his employment. In the event of a "Change in Control" (as defined in the employment agreement) of Teligent, the principal balance remaining on the loans to Mr. Mandl will be forgiven and any portion of the $5 million payment still due to Mr. Mandl will be paid to him.

         Mr. Mandl's employment agreement provides that if either of the registered holders of the Class B-Series 1 common stock (of which there are currently none outstanding) or Class B-Series 2 common stock sells any of their stock in the Company to a third party, such seller will be obligated to require the purchaser of such interests to purchase, and may require Mr. Mandl to sell to such third party, a proportionate percentage of the vested equity interest represented by Mr. Mandl's CARs (which have been converted into options to purchase Class A common stock) valued as of the date of such purchase, at the same price paid by the third party for the interests of such seller. His employment agreement also provides for a right of first refusal on the part of the registered holders of the Class B-Series 1 common stock (of which there are currently none outstanding) and Class B-Series 2 common stock with respect to the disposition by Mr. Mandl of any portion of his equity interest in Teligent. In the event of a "Change in Control" (as defined in the employment agreement) of the Company, all options held by Mr. Mandl will vest immediately.

         Teligent may terminate Mr. Mandl's employment agreement (i) without cause by giving 30 days' notice or (ii) for cause upon the Board of Directors' confirmation that Mr. Mandl has failed to cure the grounds for termination within ten days after notice thereof. Mr. Mandl may terminate his employment agreement with Teligent (a) without good reason by giving 120 days' notice or
(b) for good reason upon Teligent's failure to cure the grounds for termination within 20 days after notice thereof.

Compensation Committee Report on Executive Compensation

         The Compensation Committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to Teligent's executive compensation policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other Executive Officers.

Compensation Philosophy

         The philosophy of the Company's compensation program is, generally, to provide a performance-based executive compensation program that rewards executives whose efforts enable Teligent to achieve its business objectives and enhance shareholder value. Specifically, Teligent's executive compensation program has been designed to provide an overall level of compensation opportunity that is competitive within the telecommunications industry, as well as with a broader group of high technology companies that share the complexity of achieving aggressive growth targets in a competitive marketplace. The Compensation Committee uses its discretion to set individual executive compensation levels warranted in its judgment by market practice, Company performance and individual performance thereby enabling Teligent to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance Teligent's growth and financial performance.

         The compensation of the Company's executive officers, including the Executive Officers, is comprised of three elements: base salary, annual cash bonus and stock options.

         Base Salary. Base salary is the primary mechanism used to compensate executives for their management responsibilities. Base salaries are determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, the contribution of the individual to the Company's achievements during the prior year and the competitive marketplace for executive talent. The Chief Executive Officer recommends annual salary adjustments for executive officers after consideration of these factors. The Chief Executive Officer's recommendations are considered by the Compensation Committee in determining executive officers' annual salary levels.

         Annual Bonus. The annual bonuses paid to Teligent's executive officers are dependent upon individual and overall company performance. At the beginning of the year, the Compensation Committee approves specific performance measures and goals based upon the business plan for that year. At the conclusion of the year, the Compensation Committee compares actual achievements against these goals. The 1999 bonus amounts shown in the "Summary Compensation Table" above reflect the tremendous accomplishments the Company made during 1999. These accomplishments include completing the launch of commercial service in 40 major U.S. markets; setting the stage for major international expansion, leading to recent announcements of partnerships in Germany, France, Spain, Hong Kong and Argentina; providing broadband access and services - both data and voice - to more than 15,000 customers throughout the United States; signing more than 7,500 building leases and options to allow access to buildings; installing "last mile" broadband network equipment in more than 3,000 buildings; and securing new capital totaling $500 million from an investor group lead by Microsoft Corporation and the private equity firm Hicks, Muse.

         Stock Options. Stock options provide an incentive for retention of executive talent and the creation of shareholder value in the long-term since their full benefits cannot be realized unless the price of Teligent's stock appreciates over a specified number of years and the executive continues to perform services for Teligent. The Compensation Committee believes that stock options serve as an important component of compensation by closely aligning management's interests and actions with those of Teligent's shareholders. During 1999, none of the Executive Officers were granted any new stock options, although each continues to hold a significant number of stock options granted at the time of their employment.

Compensation of the Executive Officers

         The Compensation Committee has reviewed the compensation of the Company's Executive Officers and has concluded that their 1999 compensation was reasonable in view of the Company's performance and the contribution of those officers to that performance.

Compensation of the Chief Executive Officer

         Pursuant to his employment agreement, Mr. Mandl was paid a base salary of $500,000 and received an annual bonus of $600,000 for services rendered in 1999. Mr. Mandl was not granted any new stock options in 1999 although he continues to hold a significant number of stock options granted at the time of employment. Mr. Mandl's total compensation package reflects successes and milestones that were achieved during 1999 under his leadership.

162(m) of the Internal Revenue Code

         In adopting and administering executive compensation plans and arrangements, the Compensation Committee will consider whether the deductibility of such compensation will be limited under section 162(m) of the Internal Revenue Code, as amended, and, in appropriate cases, may serve to structure arrangements so that any such limitation will not apply.

Submitted by the Compensation Committee,

Gary Howard (Chairperson)
Thomas Hicks
Tersuro Mikami
Neera Singh

Stock Performance Graph

         The line graph below compares the cumulative total shareholder return on Teligent's Class A common stock to the cumulative total return of the S&P Midcap 400 Index and a custom peer index (the "Peer Index") for the period November 21, 1997 (the date of Teligent's initial public offering) through December 31, 1999. The graph assumes an initial investment of $100 at November 21, 1997 and reinvestment of all dividends.

                              [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                                 11/21/97     12/31/97     12/31/98     12/31/99
                                 --------     --------     --------     --------

--------------------------------------------------------------------------------

Teligent, Inc...................   100.00        96.10       112.20       240.98
--------------------------------------------------------------------------------
S&P Midcap 400 Index............   100.00       103.20       122.92       141.02
--------------------------------------------------------------------------------
Peer Index(1)...................   100.00        99.32        97.24       281.62
--------------------------------------------------------------------------------

(1) The Peer Index consists of corporations (other than Teligent) who (a) are U.S. based and whose operations are principally within the U.S.,
         (b) are classified, along with Teligent, by industry analysts as Competitive Local Exchange Carriers (CLECs), and (c) were publicly traded throughout the period November 21, 1997 to December 31, 1999. Specifically, the Peer Group consists of the following corporations:
         Advanced Radio Telecom Corporation, e.spire Communications, Inc., Electric Lightwave, Inc., GST Telecommunications, Inc., ICG Communications, Inc., Intermedia Communications, Inc., ITC Deltacom, Inc., McLeodUSA Incorporated, Nextlink Communications, Inc., RCN Corporation and Winstar Communications, Inc.

Compensation Committee Interlocks and Insider Participation

         Teligent's Compensation Committee members are Directors Gary Howard (chairperson), Thomas Hicks, Tetsuro Mikami and Neera Singh. During 1999, Myles Berkman and Dr. Rajendra Singh also served as members of Teligent's Compensation Committee.

         Telcom Ventures, L.L.C. Ms. Neera Singh and Dr. Rajendra Singh are directors of Teligent. Ms. Singh is a nominee to be elected by the holders of Common Stock and Series A preferred stock and Dr. Singh is nominee to be elected by the Class B-Series 2 common stock holder for election to the Board of Directors at this year's annual meeting. Through an affiliate, Telcom-DTS Investors, L.L.C., Telcom Ventures is the beneficial owner of 100% of the Class B-Series 2 common stock, representing 72.8% of Teligent's Class B common stock, and has the right to elect one director to Teligent's Board of Directors, provided it maintains certain Class B-Series 2 common stock threshold ownership levels. Dr. Singh serves as Chairman of the Board and Chief Executive Officer of Telcom Ventures and Ms. Singh is a member of the Members Committee of Telcom Ventures.

         On April 11, 2000, a subsidiary of Teligent entered into a definitive agreement with a subsidiary of Telcom Ventures pursuant to which the parties formed a joint venture to build advanced, fixed wireless communications networks in Argentina using radio spectrum in the 24-25 GHz band held by affiliates of Telcom Ventures. Each party owns 50% of joint venture.

         Nippon Telegraph and Telephone Corporation. Mr. Mikami is a director of Teligent and the Class B-Series 3 common stock nominee for election to the Board of Directors at this year's annual meeting. Mr. Mikami is the Vice President, IP Business Development, Global Business Division of NTT Communications Corporation. Through a wholly owned subsidiary, NTTA&T Investment, Inc. ("NTTA&T"), NTT is the beneficial owner of 27.20% of Teligent's Class B common stock and has the right to elect one director to Teligent's Board of Directors, provided it maintains certain Class B-Series 3 common stock threshold ownership levels.

         Teligent was formerly party to an agreement with NTT America, Inc. ("NTT America"), a wholly owned subsidiary of NTT, whereby NTT America provided certain technical services to Teligent relating to network design and implementation. The agreement was terminated on December 1, 1999. Under the agreement, Teligent paid NTT America a fee in the amount of $3,667,000 for the fiscal year 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mandl Loans. On September 1, 1996, a subsidiary of Associated Group, a former Company shareholder, and an affiliate of Telcom Ventures, the holder of the Class B-Series 2 common stock, made loans to Mr. Mandl in the aggregate principal amount of $15 million. In November 1998, these loans were assigned to Teligent. The interest rate on such loans is 6.53% per year. Principal and interest accrued on the loans will become due and payable on September 3, 2001. Pursuant to his employment agreement, on September 1, 1997, the first anniversary of Mr. Mandl's employment with Teligent, twenty percent of the principal and all underlying accrued interest was forgiven. The remaining eighty percent of principal and any underlying accrued interest will be forgiven on the fifth anniversary of his employment with Teligent. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001, by Teligent other than for cause or by Mr. Mandl for good reason or by reason of his death or disability, the outstanding principal balance and accrued interest thereon will be forgiven. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001 for any other reason, the outstanding principal balance and interest accrued thereon will become immediately due and payable.

         Other Executive Officer Loans. Messrs. Pickle, Morris and Bell received loans each in the aggregate principal amounts of $1,000,000. Such loans bear interest at annual interest rates of 5.73%, 5.76% and 5.83%, respectively. The principal amount and accrued interest on such loans will become due and payable generally on February 1, 2000, April 10, 2000 and April 7, 2000, respectively. Each of the loans provides for the forgiveness of the principal balance and interest accrued thereon; generally, these provisions become applicable either incrementally during the term of the loan or as of its maturity date (in any case, subject to the executive's continued employment with Teligent as of such date) or, among other things, in the event the executive's employment is terminated under certain circumstances. In 1998, under the terms of the loans, the Company forgave $505,760 of the balance due on Mr. Morris' loan and $391,314 of the balance due on Mr. Bell's loan. In 1999, under the terms of the loans, the Company forgave $270,873 of the balance due on Mr. Morris' loan and $372,156 of the balance due on Mr. Bell's loan. In addition, each of the loans provides that the remaining principal balance and interest accrued thereon will become immediately due and payable in the event the executive's employment with Teligent is terminated for cause or, generally, by the executive other than by reason of death or disability. Mr. Harris received a loan in the aggregate principal amount of $600,000, bearing interest at an annual rate of 6.54%. Mr. Harris' loan is forgivable only if he is terminated other than for cause; otherwise, his loan is due and payable to Teligent on June 8, 2000. Mr. Harris also received an advance of $250,000 in January 1997, which amount will be deducted from any proceeds paid to him in connection with the exercise of his options to purchase Teligent Class A common stock.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Teligent's directors and executive officers, and persons who beneficially own more than 10 percent of a registered class of Teligent's equity securities, to file with the SEC and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Teligent's Class A common stock and other equity securities of Teligent by the tenth of the month following a change. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish Teligent with copies of all Section 16(a) forms they file.

         To Teligent's knowledge, based solely on a review of the copies of such reports furnished to Teligent and written representations that no other reports were required during the year ended December 31, 1999, the following Section 16(a) filings were late: (a) Mr. Goldstein, a former director, filed a Form 3 late, (b) Ms. Singh, a present director and beneficial owner of at least 10% of a class of our equity securities, filed a Form 3 late and (c) Dr. Singh, a present director and beneficial owner of at least 10% of a class of our equity securities, filed a Form 4 amendment late. Otherwise, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

         The Board of Directors recommends that shareholders vote "For" the election of the nominees to be elected by holders of Common Stock and Series A preferred stock as directors of Teligent.

    PROPOSAL II - APPROVAL OF AN AMENDMENT TO CERTIFICATE OF INCORPORATION TO
        INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

         At the annual meeting, all shareholders and the Class A common shareholders, voting as a separate class, will be asked to approve an amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 200,000,000 to 500,000,000. The Board of Directors has adopted the amendment, subject to shareholder approval. All shareholders will also be asked, under Proposal V, to approve an amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which ________ shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000, as set forth in more detail under Proposal V.

         If this Proposal II and Proposal V are approved, Article Fourth of the Certificate of Incorporation would be amended to read as follows:

         "The total number of shares of stock which the Corporation shall have authority to issue is five hundred and eighty (580,000,000) shares of capital stock, consisting of (i) ten million (10,000,000) shares of preferred stock, each having a par value of one penny ($.01) ("Preferred Stock"), (ii) five hundred million (500,000,000) shares of Class A common stock, each having a par value of one penny ($.01) ("Class A Common Stock"), and (iii) seventy million (70,000,000) shares of Class B common stock, each having a par value of one penny ($.01) ("Class B Common Stock" and, collectively with Class A Common Stock, "Common Stock"). The Class B Common Stock shall consist of two series: fifty million (50,000,000) shares of Class B Common Stock shall be designated Series 2 ("Class B-Series 2 Common Stock") and twenty million (20,000,000) shares of Class B Common Stock shall be designated Series 3 ("Class B-Series 3 Common Stock")."

         Approval of this Proposal II is not  contingent on approval of Proposal
V.

How many shares of Class A common stock are currently outstanding or reserved for issuance?

         As of April 24, 2000, _________ shares of Class A common stock were issued and outstanding. Approximately ________ million additional shares of Class A common stock are reserved for issuance under Teligent's compensation and benefit plans and approximately _____ million shares of Class A common stock are reserved for issuance upon conversion of Teligent's outstanding Class B common stock, Series A preferred stock and the dividends to be paid on the Series A preferred stock.

What is the purpose of the amendment?

         The proposed amendment will authorize sufficient additional shares of Class A common stock to provide Teligent the flexibility to issue shares as may be necessary in order for Teligent to complete acquisitions or other corporate transactions, including stock dividends and splits, whether currently contemplated or authorized by the Board of Directors in the future, and to issue shares in connection with Teligent's stock option and stock purchase plans. Having such shares available for issuance in the future would give Teligent the ability to accomplish its business and financial objectives in the future without the necessity of delaying such activities for further shareholder approval, except as may be required in particular cases by Teligent's charter documents, applicable law or the rules of any stock exchange or other system on which Teligent's securities may then be listed.

Will the amendment have any effect on my rights as a shareholder?

         Although the increase in authorized shares would not, in itself, have any effect on your rights as a shareholder, issuance of additional shares of Class A common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights, earnings per share and book value per share of existing shareholders. The holders of Class A common stock do not presently have preemptive rights to subscribe for additional shares of Class A Common Stock proposed to be authorized.

         While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized Class A common stock as an anti-takeover measure, nor is Teligent aware of any proposed or contemplated transaction of this type.

When may the new authorized shares be issued?

         The authorized shares of Class A common stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without obtaining the approval of shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations.

         The Board of Directors recommends that shareholders vote "For" the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

   PROPOSAL III - APPROVAL OF THE SALE BY A SUBSIDIARY OF TELIGENT OF TELIGENT
        CLASS A COMMON STOCK TO A SUBSIDIARY OF ICG COMMUNICATIONS, INC.

What are the terms of the transaction?

         On February 28, 2000, subsidiaries of Teligent and ICG Communications, Inc., a fiber-based communications company, entered into a share exchange agreement. Pursuant to the share exchange agreement, a subsidiary of Teligent will sell one million shares of Teligent Class A common stock to a subsidiary of ICG in exchange for approximately 2,996,076 shares of ICG stock.

         Teligent and ICG have agreed to grant each other registration rights with respect to the shares acquired by the other party in the transaction pursuant to registration rights agreements entered into by each of them. Additionally, Teligent and ICG have entered into a memorandum of understanding agreeing to negotiate in good faith an operating agreement that management believes would enable us to explore opportunities to leverage many of ICG's backbone facilities and other assets.

         The number of Teligent shares to be sold and the number of ICG shares to be received in exchange therefor were fixed at the time the share exchange agreement was signed based upon the average closing prices of Teligent and ICG shares, respectively, over the ten trading days prior to that date. As of April 24, 2000, the value of the Teligent Class A Common Stock to be sold was $________, based on a closing price for Teligent stock on the NASDAQ of $______ per share on that date. The value of the ICG stock to be received in exchange for the Teligent stock was $_______, based on a closing price for ICG stock on the NASDAQ of $________ per share on that date. The stock prices of both Teligent and ICG have been volatile and may continue to fluctuate. Accordingly, the actual and relative values of the stock to be sold and received in the transaction may be different if and when the transaction closes. At that time, the ICG stock received by Teligent's subsidiary may have a public market value which is less than its value today or less than that of the Teligent stock to be sold to ICG's subsidiary.

         The share exchange agreement and the registration rights agreements contain customary representations, warranties and covenants of Teligent and ICG and their subsidiaries which are party to the transaction. Additionally, the transaction is subject to certain customary conditions precedent, including accuracy of representations and warranties, compliance with covenants, obtaining of all necessary approvals (including the approval of Teligent shareholders) and no injunctions or other order which would prohibit the transaction. Even if the requisite number of shareholders vote for to approve the sale of Teligent stock to the subsidiary of ICG, there is no assurance that the transaction will close.

Why is the sale of Teligent stock to ICG's subsidiary being submitted for shareholder approval?

         In connection with the foregoing transaction, Liberty Media Corporation and affiliates of Hicks, Muse, Tate & Furst agreed to make an equity investment in ICG. Upon reaching such agreement, Liberty Media became an affiliate of ICG for purposes of Section 203 under the Delaware General Corporation Law. Liberty Media is an "interested stockholder" of Teligent for purposes of Section 203 by virtue of the size of its equity interest in Teligent. As a result, the sale of Teligent stock to a subsidiary of ICG requires the approval of Teligent's Board of Directors as well as the affirmative vote of at least 66 2/3% of the outstanding voting stock of Teligent which is not owned by Liberty Media and its affiliates. Teligent's Board of Directors has already approved the sale.

Information about ICG Communications, Inc.

         ICG is a facilities-based communications provider and, based on revenue and customer lines in service, one of the largest non-incumbent competitive communications companies in the United States. ICG primarily offers voice and data services directly to business customers and offers network facilities and data management to Internet service provider (ISPs) customers.

         ICG provides data access and transport services to ISPs that in many cases rely on ICG to provide network ownership and management. ICG's current product offerings to the ISP market include dial-up products such as primary rate interface (PRI), remote access service (RAS) and Internet remote access service (IRAS) as well as broadband access services including T-1 and T-3 connections and DSL.

         ICG also provides high quality voice and data communications services to business customers, including local, long distance and enhanced telephony services, through its Internet protocol, circuit switch and regional fiber optic networks. ICG also provides interexchange services to long-distance carriers
(IXCs) and other customers. These "special access" services connect end-users to long-distance carriers' facilities, connect a long-distance carrier's facilities to the local telephone company central office and connect facilities of the same or different long-distance carrier.

         ICG Communications, Inc. files annual, quarterly and special reports and other information with the SEC. You can find out more information about ICG by reading these reports. The SEC maintains public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain copies of such material from the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You can call the SEC at 1-800-732-0330 for information regarding the operation of its Public Reference Room. The SEC also maintains a site on the World Wide Web at http://www.sec.gov. that contains reports, proxy statements and other information regarding registrants that file electronically.

What are the reasons for the transaction?

         The Board of Directors of the Company unanimously determined that the transaction is in the best interest of the Company and its shareholders.

         The decision of the Board was based on several potential benefits of the transaction that the Board believes will contribute to the success of the Company. These potential benefits include (a) the establishment of a strategic partnership with a significant regional infrastructure, (b) the opportunity to increase our network reach, (c) the opportunity to improve our network efficiency and (d) the opportunity to lower our network costs.

         The Board of Directors of the Company reviewed a number of factors in evaluating the transaction, including, but not limited to, the following: (a) historical information concerning the Company's and ICG's respective business focus, financial performance and condition, operations, technology and management; (b) management's view of the financial condition, results of operations and businesses of the Company after giving effect to the transaction;
(c) current financial market conditions and historical stock market prices, volatility and trading information; (d) the belief that the terms of the share exchange agreement are reasonable; (e) results of the due diligence investigation of ICG conducted by the Company's management, accountants and counsel and (f) review of the valuations of comparable companies.

         The Board of Directors also identified and considered a number of potentially negative factors in its deliberations concerning the transaction, including the following: (a) the risk associated with volatility in stock market prices of the Class A common stock of the Company and ICG common stock; (b) the possibility that the transaction may not be consummated; (c) the possibility that the Company and ICG will not enter into the agreements contemplated by the memorandum; and (d) other applicable risks.

         The Board of Directors concluded, however, that, on balance, the potential benefits of the transaction to the Company and its shareholders outweighed the associated risks. The discussion of the information and factors considered by the Board of Directors of the Company is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the transaction, the Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

What effect will the proposed transaction have on my rights as a shareholder?

         The transaction will not change the existing rights of the Company's shareholders; however the issuance of additional Class A common stock in the transaction will dilute the interest in Teligent of existing holders of Class A common stock.

The Board of Directors recommends that shareholders vote "For" the approval of the sale of Teligent Class A common stock to ICG.

      PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has renewed Teligent's arrangement for Ernst & Young LLP to be its independent auditors for the year ending December 31, 2000, subject to the ratification of the appointment by shareholders. A representative of Ernst & Young LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that shareholders vote "For" the ratification of the appointment of Ernst & Young LLP as Teligent's independent auditors for the year ending December 31, 2000.

    PROPOSAL V - APPROVAL OF AN AMENDMENT TO CERTIFICATE OF INCORPORATION TO
       ELIMINATE THE CLASS B-SERIES 1 COMMON STOCK AND INCREASE NUMBER OF AUTHORIZED SHARES OF CLASS B-SERIES 2 AND CLASS B-SERIES 3 COMMON STOCK

         At the annual meeting, all shareholders and Class B common shareholders, voting as a separate class, will be asked to approve an amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000. The originally authorized Class B Common Stock consisted of 30,000,000 shares of Class B-Series 1 common stock, 25,000,000 shares of Class B-Series 2 common stock and 10,000,000 shares of Class B-Series 3 common stock. The Associated Group, Inc., the former holder of the Class B-Series 1 common stock, was acquired by Liberty Media on January 14, 2000. Upon Liberty Media's acquisition of Associated all of the outstanding shares of Class B-Series 1 common stock were automatically converted to Class A common stock. As a result, there are no shares of Class B-Series 1 common stock outstanding. In addition, as of April 24, 2000, ________ shares of the Class B-Series 2 common stock have been converted into shares of Class A common stock In accordance with Teligent's Certificate of Incorporation, once Class B common stock is converted to Class A common stock, it is cancelled and may not be reissued.

         If this Proposal V and Proposal II are approved, Article Fourth of the Certificate of Incorporation would be amended to read as follows:

         "The total number of shares of stock which the Corporation shall have authority to issue is five hundred and eighty (580,000,000) shares of capital stock, consisting of (i) ten million (10,000,000) shares of preferred stock, each having a par value of one penny ($.01) ("Preferred Stock"), (ii) five hundred million (500,000,000) shares of Class A common stock, each having a par value of one penny ($.01) ("Class A Common Stock"), and (iii) seventy million (70,000,000) shares of Class B common stock, each having a par value of one penny ($.01) ("Class B Common Stock" and, collectively with Class A Common Stock, "Common Stock"). The Class B Common Stock shall consist of two series: fifty million (50,000,000) shares of Class B Common Stock shall be designated Series 2 ("Class B-Series 2 Common Stock") and twenty million (20,000,000) shares of Class B Common Stock shall be designated Series 3 ("Class B-Series 3 Common Stock")."

         In addition, if this Proposal V is approved, all references in our Certificate of Incorporation to the Class B-Series 1 common stock would be removed.

         Approval of this  Proposal V is not  contingent on approval of Proposal
II.

How many shares of Class B common stock are currently outstanding or reserve for issuance?

         As of April 24, 2000, ________ shares of Class B common stock were issued and outstanding, consisting of ________ shares of Class B-Series 2 common stock and ________ shares of Class B-Series 3 common stock. No other shares of Class B common stock are currently reserved for issuance.

What is the purpose of the amendment?

         Under the terms of the Company's Certificate of Incorporation, if the Company splits or subdivides the outstanding shares of any class of its Common Stock, the outstanding shares of all other classes of Common Stock shall be split or subdivided in the same manner. The additional shares authorized by the proposed amendment would be issued by Teligent only in connection with such stock dividends and splits. The Board of Directors of Teligent approved a two-for-one split, in the form of a 100% stock dividend, of our Common Stock on March 17, 2000, subject to shareholder approval of this Proposal V. No record date or payment date with respect to the stock split has been set by the Board.

Will the amendment have any effect on my rights as a shareholder?

         Although the increase in authorized shares would not, in itself, have any effect on your rights as a shareholder, issuance of additional shares of Class B common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights, earnings per share and book value per share of existing shareholders. The holders of Class B common stock do not presently have preemptive rights to subscribe for additional shares of Class B common stock proposed to be authorized.

         While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized Class B common stock as an anti-takeover measure, nor is Teligent aware of any proposed or contemplated transaction of this type.

When may the new authorized shares be issued?

         The authorized shares of Class B common stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without obtaining the approval of shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations. Except for the proposed stock split described above, the Board of Directors does not have any current plans to issue any of the additional shares of Class B common stock.

         The Board of Directors recommends that shareholders vote "For" the approval of the amendment to the Certificate of Incorporation to eliminate the Class B-Series 1 common stock and increase the number of authorized shares of Class B-Series 2 and Class B-Series 3 common stock.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Teligent's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal must be received at Teligent's executive office at 8065 Leesburg Pike, Suite 400, Vienna, Virginia 22182 on or before December 30, 2000. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at Teligent's executive office at the foregoing address on or before March 26, 2001, but not earlier than February 27, 2001. In the event that next year's annual meeting is held before April 25, 2001 or after June 25, 2001, the shareholder proposal must be received on or before the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is made, whichever occurs first.

         All shareholder proposals for inclusion in Teligent's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether it is included in Teligent's proxy materials), Teligent's Certificate of Incorporation, Bylaws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY
(Class A common stock)
                                 TELIGENT, INC.

                  Annual Meeting of Shareholders - May 25, 2000

         This Proxy is solicited on behalf of the Board of Directors of Teligent, Inc. The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class A common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

         The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

                                                                           WITH-
                                                              FOR           HELD

I.      Election of the following persons as directors
        of Teligent, Inc. for a one year term:
                         Alex J. Mandl                        / /           / /
                         David J. Berkman                     / /           / /
                         Gary Howard                          / /           / /
                         Neera Singh                          / /           / /
                         Carl Vogel                           / /           / /


                                                           FOR  AGAINST  ABSTAIN

II.     Approval  of  an  amendment  to  the  Teligent,
        Inc.  Certificate  of Incorporation to increase
        the number of authorized shares of Class A
        common stock                                       / /    / /       / /

III.    Approval of the sale by a subsidiary of Teligent,
        Inc. of 1,000,000 shares of Class A common stock
        of Teligent, Inc. to a subsidiary of ICG
        Communications, Inc. in exchange for 2,996,076
        shares of ICG Communications, Inc. common stock.   / /    / /       / /

IV.     Ratification of the appointment of Ernst & Young
        LLP as independent auditors for Teligent for the
        year ending December 31, 2000.                     / /    / /       / /

V.      Approval of an amendment to the Teligent, Inc.
        Certificate of Incorporation to eliminate the
        Class B-Series 1 common stock and to increase
        the number of  authorized shares of  Class B-
        Series 2 common stock and Class B-Series 3
        common stock.                                      / /    / /       / /

         The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated May 1, 2000 and Teligent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

_______         Check here if you plan to attend the Annual Meeting.

                      Dated:  ________________________


                      -------------------------        -------------------------
                      PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

                      -------------------------        -------------------------
                      SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

REVOCABLE PROXY
(Class B-Series 2 common stock)

                                 TELIGENT, INC.

                  Annual Meeting of Shareholders - May 25, 2000

         This Proxy is solicited on behalf of the Board of Directors of Teligent, Inc. The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class B-Series 2 common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

         The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.
                                                                           WITH-
                                                              FOR           HELD

I.      Election of the following persons as directors
        of Teligent, Inc. for a one year term:
                         Alex J. Mandl                        / /           / /
                         David J. Berkman                     / /           / /
                         Gary Howard                          / /           / /
                         Neera Singh                          / /           / /
                         Carl Vogel                           / /           / /
                         Dr. Rajendra Singh                   / /           / /

                                                           FOR  AGAINST  ABSTAIN

II.     Approval  of  an  amendment  to  the  Teligent,
        Inc.  Certificate  of Incorporation to increase
        the number of authorized shares of Class A
        common stock                                       / /    / /       / /

III.    Approval of the sale by a subsidiary of Teligent,
        Inc. of 1,000,000 shares of Class A common stock
        of Teligent, Inc. to a subsidiary of ICG
        Communications, Inc. in exchange for 2,996,076
        shares of ICG Communications, Inc. common stock.   / /    / /       / /

IV.     Ratification of the appointment of Ernst & Young
        LLP as independent auditors for Teligent for the
        year ending December 31, 2000.                     / /    / /       / /

V.      Approval of an amendment to the Teligent, Inc.
        Certificate of Incorporation to eliminate the
        Class B-Series 1 common stock and to increase
        the number of  authorized shares of  Class B-
        Series 2 common stock and Class B-Series 3
        common stock.                                      / /    / /       / /

         The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated May 1, 2000 and Teligent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

_______         Check here if you plan to attend the Annual Meeting.

                      Dated:  ________________________


                      -------------------------        -------------------------
                      PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

                      -------------------------        -------------------------
                      SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

REVOCABLE PROXY
(Class B-Series 3 common stock)

                                 TELIGENT, INC.

                  Annual Meeting of Shareholders - May 25, 2000

         This Proxy is solicited on behalf of the Board of Directors of Teligent, Inc. The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class B-Series 3 common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

         The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

                                                                           WITH-
                                                              FOR           HELD

I.      Election of the following persons as directors
        of Teligent, Inc. for a one year term:
                         Alex J. Mandl                        / /           / /
                         David J. Berkman                     / /           / /
                         Gary Howard                          / /           / /
                         Neera Singh                          / /           / /
                         Carl Vogel                           / /           / /
                         Testuro Mikami                       / /           / /

                                                           FOR  AGAINST  ABSTAIN

II.     Approval  of  an  amendment  to  the  Teligent,
        Inc.  Certificate  of Incorporation to increase
        the number of authorized shares of Class A
        common stock                                       / /    / /       / /

III.    Approval of the sale by a subsidiary of Teligent,
        Inc. of 1,000,000 shares of Class A common stock
        of Teligent, Inc. to a subsidiary of ICG
        Communications, Inc. in exchange for 2,996,076
        shares of ICG Communications, Inc. common stock.   / /    / /       / /

IV.     Ratification of the appointment of Ernst & Young
        LLP as independent auditors for Teligent for the
        year ending December 31, 2000.                     / /    / /       / /

V.      Approval of an amendment to the Teligent, Inc.
        Certificate of Incorporation to eliminate the
        Class B-Series 1 common stock and to increase
        the number of  authorized shares of  Class B-
        Series 2 common stock and Class B-Series 3
        common stock.                                      / /    / /       / /

         The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated May 1, 2000 and Teligent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

_______         Check here if you plan to attend the Annual Meeting.

                      Dated:  ________________________


                      -------------------------        -------------------------
                      PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

                      -------------------------        -------------------------
                      SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

REVOCABLE PROXY
(Series A preferred stock
excluding HMTF Group)

                                 TELIGENT, INC.

                  Annual Meeting of Shareholders - May 25, 2000

         This Proxy is solicited on behalf of the Board of Directors of Teligent, Inc. The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Series A preferred stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

         The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

                                                                           WITH-
                                                              FOR           HELD

I.      Election of the following persons as directors
        of Teligent, Inc. for a one year term:
                         Alex J. Mandl                        / /           / /
                         David J. Berkman                     / /           / /
                         Gary Howard                          / /           / /
                         Neera Singh                          / /           / /
                         Carl Vogel                           / /           / /


                                                           FOR  AGAINST  ABSTAIN

II.     Approval  of  an  amendment  to  the  Teligent,
        Inc.  Certificate  of Incorporation to increase
        the number of authorized shares of Class A
        common stock                                       / /    / /       / /

III.    Approval of the sale by a subsidiary of Teligent,
        Inc. of 1,000,000 shares of Class A common stock
        of Teligent, Inc. to a subsidiary of ICG
        Communications, Inc. in exchange for 2,996,076
        shares of ICG Communications, Inc. common stock.   / /    / /       / /

IV.     Ratification of the appointment of Ernst & Young
        LLP as independent auditors for Teligent for the
        year ending December 31, 2000.                     / /    / /       / /

V.      Approval of an amendment to the Teligent, Inc.
        Certificate of Incorporation to eliminate the
        Class B-Series 1 common stock and to increase
        the number of  authorized shares of  Class B-
        Series 2 common stock and Class B-Series 3
        common stock.                                      / /    / /       / /


         The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated May 1, 2000 and Teligent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

_______         Check here if you plan to attend the Annual Meeting.

                      Dated:  ________________________


                      -------------------------        -------------------------
                      PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

                      -------------------------        -------------------------
                      SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

REVOCABLE PROXY
(HMTF Group Series A preferred stock)

                                 TELIGENT, INC.

                  Annual Meeting of Shareholders - May 25, 2000

         This Proxy is solicited on behalf of the Board of Directors of Teligent, Inc. The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class A common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

         The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

                                                                           WITH-
                                                              FOR           HELD

I.      Election of the following persons as directors
        of Teligent, Inc. for a one year term:
                         Alex J. Mandl                        / /           / /
                         David J. Berkman                     / /           / /
                         Gary Howard                          / /           / /
                         Neera Singh                          / /           / /
                         Carl Vogel                           / /           / /
                         Thomas O. Hicks                      / /           / /

                                                           FOR  AGAINST  ABSTAIN

II.     Approval  of  an  amendment  to  the  Teligent,
        Inc.  Certificate  of Incorporation to increase
        the number of authorized shares of Class A
        common stock                                       / /    / /       / /

III.    Approval of the sale by a subsidiary of Teligent,
        Inc. of 1,000,000 shares of Class A common stock
        of Teligent, Inc. to a subsidiary of ICG
        Communications, Inc. in exchange for 2,996,076
        shares of ICG Communications, Inc. common stock.   / /    / /       / /

IV.     Ratification of the appointment of Ernst & Young
        LLP as independent auditors for Teligent for the
        year ending December 31, 2000.                     / /    / /       / /

V.      Approval of an amendment to the Teligent, Inc.
        Certificate of Incorporation to eliminate the
        Class B-Series 1 common stock and to increase
        the number of  authorized shares of  Class B-
        Series 2 common stock and Class B-Series 3
        common stock.                                      / /    / /       / /


         The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated May 1, 2000 and Teligent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

_______         Check here if you plan to attend the Annual Meeting.

                      Dated:  ________________________


                      -------------------------        -------------------------
                      PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

                      -------------------------        -------------------------
                      SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

                                    Please  sign  exactly  as your name  appears
                                    above  on  this   card.   When   signing  as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------